FORM 8-K


                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549




                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 27, 1999

                 Date of Earliest Event Reported: April 22, 1999


                            DOLLAR TREE STORES, INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER: 0-25464

                      VIRGINIA                      54-1387365
             (State or other jurisdiction of     (I.R.S. Employer
             incorporation or organization)     Identification No.)

                                500 Volvo Parkway
                              Chesapeake, VA 23320
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (757) 321-5000

ITEM 5: OTHER EVENTS

On April 22, 1999, Dollar Tree issued the following press release regarding its first quarter earnings.




                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: April 27, 1999



                             DOLLAR TREE STORES, INC.



                             By:  /s/ Frederick C. Coble
                                  -----------------------------------
                                  Frederick C. Coble
                                  Senior Vice President, Chief Financial Officer